UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

DAKOTA GOLD CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41349	85-3475290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 Glendale Drive, Suite A, Lead, South Dakota, United States 57754 (Address of principal executive offices) (Zip Code)

(605) 906-8363 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DC	NYSE American LLC
Warrants, each whole warrant exercisable for one share of the Registrant’s common stock at an exercise price of $2.08 per share	DC.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                 ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01.	Other Events.

On February 9, 2026, Dakota Gold Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BMO Capital Markets Corp. and Scotia Capital Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of 12,336,000 shares of its common stock, par value $0.001 (the “Shares”), to the Underwriters (the “Offering”). The Company granted the Underwriters an option to purchase up to an additional 1,850,400 Shares within 30 days. The Shares were offered to the public at an offering price of $6.08 per Share.

The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering is being made pursuant to the shelf registration statement on Form S-3 (File No. 333-288922) that was filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 24, 2025 and declared effective by the SEC on August 8, 2025, and a related prospectus supplement, dated February 9, 2026, filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The Offering closed on February 11, 2026. The Company estimates that the net proceeds from the Offering will be approximately $70.55 million, after deducting underwriting discounts and commissions and estimated Offering expenses. The Company intends to use the net proceeds from this offering for working capital and other general corporate purposes.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 9, 2026

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GOLD CORP.

/s/ Shawn Campbell
Name:	Shawn Campbell
Title:	Chief Financial Officer

Date: February 11, 2026